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                             CONSENT OF ERNST & YOUNG LLP
                                 INDEPENDENT AUDITORS


         We consent to the incorporation by reference in this registration statement (Form S-8) of our report dated January 22, 1996 with respect to the consolidated financial statements of Bancorp Hawaii, Inc. and subsidiaries included in its Annual Report (Form 10-K) for the year ended December 31, 1995.



                                            ERNST & YOUNG LLP


Honolulu, Hawaii


October 25, 1996




                                   EXHIBIT (23)(a)